Virtus Emerging Markets Small-Cap Fund, (“the fund”)

a series of Virtus Opportunities Trust

Supplement dated June 10, 2016 to the Summary Prospectus dated January 28, 2016, as supplemented, the
Virtus Opportunities Trust Statutory Prospectus, dated January 28, 2016, as supplemented, and the
Statement of Additional Information, dated January 28, 2016, as supplemented

Important Notice to Investors

Effective June 10, 2016, James Fletcher is no longer a portfolio manager for the fund. The resulting disclosure changes to the fund’s prospectuses and SAI are described below.

The disclosure under “Portfolio Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby revised by removing each reference to Mr. Fletcher.

The table under “Kayne” on page 185 of the fund’s statutory prospectus is hereby revised by removing the reference to Mr. Fletcher. The narrative under the referenced table is hereby amended by removing the biographical information for Mr. Fletcher.

The disclosure for the fund in the table under “Portfolio Managers” beginning on page 98 of the SAI is hereby amended by removing the reference to Mr. Fletcher.

The disclosure in the “Other Accounts Managed (No Performance-Based Fees)" table on page 99 of the SAI is hereby amended by removing the reference to Mr. Fletcher.

The disclosure in the table under “Portfolio Manager Fund Ownership” beginning on page 103 of the SAI is hereby amended by removing the reference to ownership by Mr. Fletcher.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VOT 8020 EMSmall-Cap PM (6/2016)